Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED AUGUST 3, 2020

TO THE

PROSPECTUS DATED MAY 1, 2020

SCHRODERS GLOBAL MULTI-ASSET PORTFOLIO

Angus Sippe no longer serves as a portfolio manager of the Schroders Global Multi-Asset Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Johanna Kyrklund, Global Chief Investment Officer and Global Head of Multi-Asset Investments, Michael Hodgson, Head of Risk Managed Investments & Structured Funds, and Philip Chandler, Multi-Asset Portfolio Manager, have each managed the Portfolio since its inception in 2012.

In the section of the Prospectus entitled “Additional Information About Management – The Subadviser,” the sixth, seventh, eighth and ninth paragraphs are deleted in their entirety and replaced with the following:

Johanna Kyrklund is the Global Chief Investment Officer and Global Head of Multi-Asset Investments. She has been responsible for the Portfolio since its inception in 2012 and has been with Schroders since 2007. She chairs the Global Asset Allocation Committee and has been responsible for managing Risk Controlled Growth Multi-Asset portfolios since joining Schroders. Ms. Kyrklund is a member of the Schroders Group Management Committee (GMC).

Philip Chandler is a Multi-Asset Portfolio Manager. He has been responsible for the Portfolio since its inception in 2012 and has been with Schroders since 2003. Mr. Chandler is a member of the Duration and Equity risk premia teams. He is responsible for managing assets on behalf of North American and UK Multi-Asset clients.

Michael Hodgson is Head of Risk Managed Investments & Structured Funds. He has been responsible for the Portfolio since its inception in 2012 and has been with Schroders since 2011.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE